EXHIBIT 25
                  ELECTRONIC SUMMARY - POWER OF ATTORNEY

     Each of the undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint David K. Ginn and Thomas Caldecort Chubb, III, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 31, 1996 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 15, 1996

                          Oxford Industries, Inc.

     CECIL D. CONLEE                 CLARANCE B. ROGERS, JR.
- - ------------------------------       ------------------------------
     Cecil D. Conlee                 Clarance B. Rogers, Jr.
     Director                        Director

     TOM GALLAGHER                     R. WILLIAM LEE, JR.
- - ------------------------------       ------------------------------
     Tom Gallagher                     R. William Lee, Jr.
     Director                          Director

     CLIFFORD M. KIRTLAND, JR.            E. JENNER WOOD
- - ------------------------------       ------------------------------
     Clifford M. Kirtland, Jr.            E. Jenner Wood
     Director                             Director

     J. REESE LANIER                     KNOWLTON J. O'REILLY
- - -------------------------            ------------------------------
     J. Reese Lanier                     Knowlton J. O'Reilly
     Director                            Director

     ROBERT E. SHAW                          JOHN B.  ELLIS
- - -------------------------          ------------------------------
     Robert E. Shaw                          John B. Ellis
     Director                                Director
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